EXHIBIT A
                            (AS OF OCTOBER 25, 2017)
                              SERIES OF THE TRUST



SERIES                                                         EFFECTIVE DATE
------                                                         --------------

First Trust NASDAQ Technology Dividend Index Fund              August 10, 2012

Multi-Asset Diversified Income Index Fund                      August 10, 2012

International Multi-Asset Diversified Income Index Fund        August 16, 2013

First Trust High Income ETF                                    January 7, 2014

First Trust Low Beta Income ETF                                January 7, 2014

First Trust NASDAQ Rising Dividend Achievers ETF               January 7, 2014

First Trust RBA Quality Income ETF                             February 24, 2014

First Trust RBA American Industrial Renaissance(TM)            February 24, 2014

First Trust Dorsey Wright Focus 5 ETF                          March 4, 2014

First Trust International Dorsey Wright Focus 5 ETF            July 17, 2014

First Trust Dorsey Wright Dynamic Focus 5 ETF                  March 8, 2016

First Trust Nasdaq Oil & Gas ETF                               August 30, 2016

First Trust Nasdaq Food & Beverage ETF                         August 30, 2016

First Trust Nasdaq Retail ETF                                  August 30, 2016

First Trust Nasdaq Bank ETF                                    August 30, 2016

First Trust Nasdaq Transportation ETF                          August 30, 2016

First Trust Nasdaq Pharmaceuticals ETF                         August 30, 2016

First Trust Nasdaq Semiconductor ETF                           August 30, 2016

Developed International Equity Select ETF                      June 16, 2017

Emerging Markets Equity Select ETF                             June 16, 2017

Large Cap US Equity Select ETF                                 June 16, 2017

Mid Cap US Equity Select ETF                                   June 16, 2017

Small Cap US Equity Select ETF                                 June 16, 2017

US Equity Dividend Select ETF                                  June 16, 2017

First Trust SMID Cap Rising Dividend Achievers ETF             October 25, 2017